PRO-FORMA FINANCIAL STATEMENTS

     The following pro-forma financial statements at June 30, 1996 and for the year then ended of DynaGen, Inc. and Able Laboratories, Inc. are based on historical financial data of the aforementioned companies, as if the acquisition of Able had occurred at the beginning of the fiscal year ended June 30, 1996. These pro-forma financial statements are not necessarily indicative of the results that will be achieved for future periods.





                                  DYNAGEN, INC.
                                  -------------
                       PRO-FORMA BALANCE SHEET (UNAUDITED)
                       -----------------------------------
                                  JUNE 30, 1996
                                  -------------


                                                            DynaGen             Able              Combined
                                                        ----------------   ----------------    ---------------
ASSETS

Current assets:
     Cash and cash equivalents                       $          375,948 $           97,259  $         473,207
     Investment securities available
         for sale at fair value                              10,087,918                  -         10,087,918
     Inventory                                                        -            465,256            465,256
     Other current assets                                       472,859             48,424            521,283
                                                        ----------------   ----------------    ---------------
         Total current assets                                10,936,725            610,939         11,547,664
                                                        ----------------   ----------------    ---------------

Property and equipment, net                                     143,350          2,576,870          2,720,220

Other assets                                                    496,591             25,333            521,924
                                                        ----------------   ----------------    ---------------

Total assets                                         $       11,576,666 $        3,213,142  $      14,789,808
                                                        ================   ================    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                  $          733,032 $          327,142  $       1,060,174

Convertible note payable                                      2,000,000                  -          2,000,000
                                                        ----------------   ----------------    ---------------
         Total liabilities                                    2,733,032            327,142          3,060,174

Total stockholders' equity                                    8,843,634          2,886,000         11,729,634
                                                        ----------------   ----------------    ---------------

Total liabilities and stockholders' equity           $       11,576,666 $        3,213,142  $      14,789,808
                                                        ================   ================    ===============


                                                                     Adjustments                    As Adjusted
                                                        --------------------------------------    ----------------
ASSETS

Current assets:
     Cash and cash equivalents                                          (d)            97,259  $          375,948
     Investment securities available
         for sale at fair value                                         (a)           650,000           9,437,918
     Inventory                                                         (a,d)          115,470             349,786
     Other current assets                                               (d)            48,424             472,859
                                                                                                  ----------------
         Total current assets                                                                          10,636,511
                                                                                                  ----------------

Property and equipment, net                                            (a,d)        2,276,656             443,564

Other assets                                                            (d)            25,333             496,591

                                                                                                  ----------------

Total assets                                                                                   $       11,576,666
                                                                                                  ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                  (d)       327,142                         $          733,032

Convertible note payable                                                                                2,000,000
                                                                                                  ----------------
         Total liabilities                                                                              2,733,032

Total stockholders' equity                           (a)     2,886,000                                  8,843,634
                                                                                                  ----------------

Total liabilities and stockholders' equity                                                     $       11,576,666
                                                                                                  ================



(1)  The acquisition of Able will be accounted for under the purchase method of accounting.

(2)  Adjustments to the pro-forma financial statements for the year ended June 30, 1996 have been made to reflect:

     (a) The purchase of certain assets of Able at $550,000 plus $100,000 of expenses incurred on the acquisition.

     (b) To reflect the loss of interest income at 5% on the purchase price and acquisition expenses.

     (c) To reflect the reduction of depreciation expense due to write-down of plant and equipment.

     (d) To exclude certain assets and all liabilities of Able to reflect non-purchased portion.


                                  DYNAGEN, INC.
                                  -------------
                  PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                  ---------------------------------------------
                            YEAR ENDED JUNE 30, 1996
                            ------------------------


                                                            DynaGen             Able              Combined
                                                        ----------------   ----------------    ---------------
Total revenue                                           $       555,745    $     4,319,817     $    4,875,562
                                                        ----------------   ----------------    ---------------

Costs and expenses:
     Research and development                                 3,118,145                  -          3,118,145
     Other costs and expenses                                 2,781,505          6,095,561          8,877,066
                                                        ----------------   ----------------    ---------------
                                                              5,899,650          6,095,561         11,995,211
                                                        ----------------   ----------------    ---------------

Operating loss                                               (5,343,905)        (1,775,744)        (7,119,649)

Other income (expense)                                          246,486              2,508            248,994
                                                        ----------------   ----------------    ---------------

Net income (loss) before income taxes                   $    (5,097,419)   $    (1,773,236)    $   (6,870,655)
                                                        ================   ================    ===============

Net income (loss) per share                             $         (0.21)                       $        (0.28)
                                                        ================                       ===============

Weighted average shares outstanding                          24,433,949                            24,433,949
                                                        ================                       ===============


                                                                     Adjustments                    As Adjusted
                                                        --------------------------------------    ----------------
Total revenue                                                                                     $     4,875,562
                                                                                                  ----------------

Costs and expenses:
     Research and development                                                                           3,118,145
     Other costs and expenses                                           (c)           304,605           8,572,461

                                                                                                  ----------------
                                                                                                       11,690,606
                                                                                                  ----------------

Operating loss                                                                                         (6,815,044)

Other income (expense)                                  (b)            32,500                             216,494
                                                                                                  ----------------

Net income (loss) before income taxes                                                             $    (6,598,550)
                                                                                                  ================

Net income (loss) per share                                                                       $         (0.27)
                                                                                                  ================

Weighted average shares outstanding                                                                    24,433,949
                                                                                                  ================